SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Summary Prospectus for Pacific FundsSM Diversified Alternatives dated August 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

At a meeting held on March 27, 2019, the Board of Trustees of Pacific Funds Series Trust (the “Board”) approved a plan of liquidation for Pacific FundsSM Diversified Alternatives (the “Fund”), which is expected to occur on or about July 31, 2019 (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.  After the close of business on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Effective on May 1, 2019, the Fund will be closed to new investors and to any subsequent investments from existing investors.  Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of May 1, 2019, will not incur a CDSC on any redemptions on or after May 1, 2019, nor on any amounts distributed on the Liquidation Date.  Shareholders may exchange shares of the Fund for another fund of Pacific Funds Series Trust until July 25, 2019, pursuant to the exchange provisions described in the Fund’s Prospectus.

Once the Fund has been liquidated, all references in the Prospectus to Pacific FundsSM Diversified Alternatives will be deleted.  No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.